UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM	8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 1, 2021

Brookdale Senior Living Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32641	20-3068069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Westwood Place,	Suite 400,	Brentwood,	Tennessee	37027
(Address of principal executive offices)				(Zip Code)

Registrant's telephone number, including area code	(615)	221-2250

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	BKD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 1, 2021, Brookdale Senior Living Inc. (the “Company”) completed the previously announced sale pursuant to the Securities Purchase Agreement (the “Purchase Agreement”) dated February 24, 2021 with affiliates of HCA Healthcare, Inc. (“HCA Healthcare”), providing for the sale of 80% of the Company’s equity in its Health Care Services segment for a purchase price of $400 million in cash, subject to certain adjustments set forth in the Purchase Agreement, including a reduction for the remaining outstanding balance as of the closing of Medicare advance payments and deferred payroll tax payments related to the Health Care Services segment (the "Transaction"). The Company received net cash proceeds of $306 million at closing, which remains subject to a post-closing net working capital adjustment as set forth in the Purchase Agreement. Additionally, $10 million of the purchase price was deposited into an escrow account as set forth in the Purchase Agreement and is expected to be released to the Company upon completion of the post-closing net working capital adjustment. The Purchase Agreement also contained certain agreed upon indemnities for the benefit of the purchaser. Pursuant to the Purchase Agreement, the Company retained a 20% equity interest in the Health Care Services venture.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Company's Form 8-K filed on February 24, 2021. The Purchase Agreement was included as an exhibit thereto solely to provide investors and security holders with information regarding its terms. It was not intended to be a source of financial, business, or operational information about the Company, HCA Healthcare, or their respective subsidiaries or affiliates. The representations, warranties, and covenants contained in the Purchase Agreement are made only for purposes of the Purchase Agreement and are made as of specific dates; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Purchase Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties rather than establishing matters as fact; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties, and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, HCA Healthcare, or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary and qualifying statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.

Forward-Looking Statements
Certain statements in this Form 8-K and the related exhibits may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to various risks and uncertainties and include all statements that are not historical statements of fact and those regarding the Company's intent, belief, or expectations. Forward-looking statements are generally identifiable by use of forward-looking terminology such as "may," "will," "should," "could," "would," "potential," "intend," "expect," "endeavor," "seek," "anticipate," "estimate," "believe," "project," "predict," "continue," "plan," "target," or other similar words or expressions. These forward-looking statements are based on certain assumptions and expectations, and involve known and unknown risks and uncertainties. Although the Company believes that expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its assumptions or expectations will be attained and actual results and performance could differ materially from those projected. Factors which could cause events or circumstances to differ from the forward-looking statements include, but are not limited to, those factors set forth in the Company’s filings with the Securities and Exchange Commission.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

A copy of the press release issued by the Company regarding the completion of the foregoing transactions is furnished herewith as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(b)        Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial statements of the Company and accompanying notes giving effect to the Transaction are filed herewith as Exhibit 99.2 and are incorporated herein by reference:

- Unaudited pro forma condensed consolidated balance sheet as of March 31, 2021.

- Unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2021 and year ended December 31, 2020.

(d)         Exhibits

2.1    Securities Purchase Agreement dated as of February 24, 2021, by and among the Company and certain of its subsidiaries and certain subsidiaries of HCA Healthcare, Inc. (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed on February 24, 2021 (File No. 001-32641)).*

99.1        Press Release dated July 1, 2021

99.2        Unaudited Pro Forma Condensed Consolidated Financial Statements

104        Cover Page Interactive Data File (embedded within the Inline XBRL document)

*         Schedules and exhibits have been omitted pursuant to Item 601 of Regulation S-K. The Company hereby undertakes to furnish supplementally a copy of any of the omitted schedules and exhibits upon request by the
Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKDALE SENIOR LIVING INC.

Date:	July 2, 2021	By:	/s/ Chad C. White
		Name:	Chad C. White
		Title:	Executive Vice President, General Counsel and Secretary